Exhibit 10.10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of August 5, 2020, by and among HOME POINT FINANCIAL CORPORATION, a New Jersey corporation, as borrower (the “Borrower”), HOME POINT CAPITAL INC., a Delaware corporation, as guarantor (the “Guarantor”), the financial institutions that are parties hereto as lenders (each such financial institution, a “Lender” and collectively, the “Lenders”) and GOLDMAN SACHS BANK USA (“GS Bank”), as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower and the Guarantor have entered into that certain Amended and Restated Credit Agreement, dated as of July 11, 2019, by and among the Borrower, the Guarantor, the Administrative Agent and Goldman Sachs Bank USA, as the initial Lender (as previously amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to adjust the minimum haircut threshold from [***] to [***] of the aggregate unpaid principal balance of the applicable Mortgage Loans (the Credit Agreement, as amended by this Amendment, being referred to herein as the “Amended Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Agent and the Lenders are willing to amend the Credit Agreement pursuant to Section 10.2(a)(i) and (iii) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

1.          Definitions and Construction. Unless otherwise defined or provided herein, capitalized terms used herein have the respective meanings attributed thereto in, or by reference in, the Credit Agreement. The rules of construction in Article I of the Credit Agreement shall apply mutatis mutandis to this Amendment.

2.           Amendments to the Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree that the Credit Agreement is hereby amended as follows:

(a)          Section 1.1 is amended by amending and restating the definition of “Minimum Haircut Trigger Event” in its entirety to read as set forth below:

“Minimum Haircut Trigger Event” shall exist at any time that (i) the sum of (1) the product of the most recently determined Administrative Agent Fannie Mae Market Value Percentage and the aggregate unpaid principal balance of the Mortgage Loans related to the Fannie Mae MSRs, (2) the product of the most recently determined Administrative Agent Freddie Mac Market Value Percentage and the aggregate unpaid principal balance of the Mortgage Loans related to the Freddie Mac MSRs, and (3) the product of the most recently determined Administrative Agent Ginnie Mae Market Value Percentage and the aggregate unpaid principal balance of the Mortgage Loans related to the Ginnie Mae MSRs; less (ii) the outstanding Advances hereunder, does not exceed (iii) [***] of  the aggregate unpaid principal balance of the  Mortgage  Loans

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related to the Fannie Mae MSRs, Freddie Mac MSRs, and Ginnie Mae MSRs (as reflected in the most recently delivered Monthly Report), calculated as set forth on Schedule V hereto.

(b)          Schedule V is replaced with Schedule V attached hereto.

3.           Conditions to Effectiveness. This Amendment shall be effective as of the date first above written upon the Administrative Agent’s receipt counterparts of this Amendment executed by the Borrower, the Guarantor and the Lender.

4.           Reference to, and Effect on, the Credit Agreement and the Transaction Documents.

(a)          This Amendment constitutes a Transaction Document for all purposes of, or in connection with, the Credit Agreement and the other Transaction Documents.

(b)          Except as expressly set forth herein, all of the terms, conditions and covenants of the Credit Agreement and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its terms.

(c)        On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “this Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(d)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent under, nor constitute a waiver of or amendment to, any other provision of, the Amended Credit Agreement or any other Transaction Document.

5.          No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any other Transaction Document or an accord and satisfaction in regard thereto and the Borrower reaffirms that the existing security interest created by the Credit Agreement and each other Transaction Document is and remains in full force and effect.

6.           Miscellaneous. The provisions of Section 10.9 (Governing Law), Section 10.10 (Jurisdiction) and Section 10.11 (Waiver of Jury Trial) of the Credit Agreement are incorporated into this Amendment as if fully set forth herein, mutatis mutandis.

7.           Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

8.          Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.           Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Amendment.

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10.         General. This Amendment shall be binding on and shall inure to the benefit of the Borrower, the Guarantor, the Administrative Agent, the Lenders and their respective successors and permitted assigns under the Transaction Documents.

11.         Execution. This Amendment may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOME POINT FINANCIAL CORPORATION, as Borrower

By:	/s/ Maria Fregosi
	Name:	Maria Fregosi
	Title:	Chief Financial Officer

HOME POINT CAPITAL INC., as Guarantor

By:	/s/ Maria Fregosi
	Name:	Maria Fregosi
	Title:	Chief Financial Officer

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Bryan Holt
	Name:	Bryan Holt
	Title:	Authorized Person

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Bryan Holt
	Name:	Bryan Holt
	Title:	Authorized Person

Schedule V

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1 The figures included in this Schedule V (other than [***]) are illustrative, and do not necessarily reflect actual values.